                                                                 Exhibit 99.A.10

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


[LOGO OF MASSMUTUAL]

                                                       Survivorship
                                                       Life

Application

Part 1 (A20GE) - General Version

This application package may be used to apply for the following survivorship policies:

 .  Survivorship Whole Life
 .  Survivorship Variable Universal Life
 .  Blue Chip Estate Manager
 .  Blue Chip Survivor Universal Life
 .  Non-Convertible Survivorship Term

Survivorship policies are only available in the non-qualified market.

--------------------------------------------------------------------------------
Contents

     This package includes:

     . Part 1 of Application, A20GE199

     . Investment Suitability Form for Variable Life, IAC-9800

     . Agent's Statement, A2AGE199

     . Temporary Life Insurance Receipt, R10GE199

     . MIB and Fair Credit Reporting Act Notice, N148-9000

     . Consumer Notification and Summary of Consumer Rights, L7024

     . Pre-authorized Check Premium Payment Form, F6445
--------------------------------------------------------------------------------

See additional information on reverse side.

Massachusetts Mutual Life Insurance Company and affiliated insurance companies Springfield MA 01111-0001

                                                                        A20GE199

Notes On Using This Application Package
--------------------------------------------------------------------------------
 .    Do not use this application for changes, additions or reinstatements, or for increases on universal life (BCSUL) or variable life (SVUL) policies; instead, use the appropriate Change Application.
 .    Fully complete the Agent's Statement. Do not omit item 8 (Telephone
     Numbers).
 .    If more space is needed in answering questions, use the "Remarks" sections included throughout the application.

Checklist
--------------------------------------------------------------------------------
Complete the appropriate Company Name in the Header on Page 1 and Product Data section for the product selected:


Product Name                                Issuing Company/Part 1            Product Data Section Questions
                                            Header Information
------------------------------------------------------------------------------------------------------------------------------
Survivorship Whole Life                     MassMutual                        Complete Ques. 23 through 28
------------------------------------------------------------------------------------------------------------------------------
Survivorship Variable Universal Life        C.M. Life                         Complete Ques. 29 through 37
                                            MassMutual in CA, NY only.
------------------------------------------------------------------------------------------------------------------------------
Blue Chip Estate Manager                    MassMutual                        Complete Ques. 38 through 43
------------------------------------------------------------------------------------------------------------------------------
Blue Chip Survivor Universal Life           C.M. Life                         Complete Ques. 44 through 50
                                            MassMutual in NY
------------------------------------------------------------------------------------------------------------------------------
Non-Convertible Survivorship Term           MassMutual                        Complete Ques. 23 through 28; write product name
                                                                              on the blank line provided in Ques. 23.
------------------------------------------------------------------------------------------------------------------------------

For Survivorship Variable Universal Life:
     [_]   Complete and forward Investment Suitability Form.
     [_]   Give the policyowner the current SVUL prospectus.
     [_] SVUL monies must be remitted immediately; do not hold them while completing requirements for other products being applied for concurrently.

Signature Instructions for Part 1 of Application (Agreement and Signatures):
     [_]   Both Proposed Insureds must always sign.
     [_] Applicant must be indicated. If different from either Proposed Insured, the Applicant's signature is also required.
     [_]   Owner(s) must always sign at the bottom of page 6, even if already
                                                              ---------------
           signed as Insured or as Applicant, for tax ID purposes.
           ---------------------------------

     [_] If the Owner/Applicant is a trust or corporation, include title and corporation name as appropriate.

For Conversion or Insurability Option Exercise:
     [_] In all cases, the Owner and any Assignee of the original policy must sign.
     [_] Each Proposed Insured, if not the Owner of the original policy, must also sign.
     [_] For Option Exercises, both Proposed Insureds and the Owner must always sign, even if no additional amount of insurance is applied
                        ----------------------------------------------------
           for.
           ---

For Prepaid Cases, Use the Temporary Life Insurance Receipt (TLIR):
     [_]   Complete the health questions on the TLIR for both Proposed Insureds.
     [_]   If all health questions are answered "No":
           [_]   Complete the Receipt and give the Premium Payer Part to the client.
           [_]   Obtain a separate check for SVUL premium.
     [_] Do not use the TLIR with applications for Insurability Option exercises or Term Conversions.
     [_]   If any health question is answered "yes" or is left unanswered:
                                                       ------------------
           [_]   Do not accept any monies.
                 ------
           [_]   Do not give the receipt to the client.
                 ------

Give Client:

     [_] MIB and Fair Credit Notice, N148, and Consumer Notification and Summary of Consumer Rights, L7024.
     [_]   Buyer's Guide (if applicable).

                                                                        A20GE199

APPLICATION NO.

                SURVIVORSHIP LIFE INSURANCE APPLICATION (PART 1)

To: [_] Massachusetts Mutual Life Insurance Co.   [_] MML Bay State Life Insurance Co.     [_] C.M. Life Insurance Co.
                                   1295 State Street, Springfield, Massachusetts 01111-0001

For: [_] New Survivorship Life Insurance Policy   [_] New Policy as Conversion of Term Insurance / Guaranteed Insurability Option
     [_]
        ---------------------------------------------------------------

--------------------------------------------------------------------------------
Client Data
--------------------------------------------------------------------------------

1.  Proposed Insured No.  1       first name                                  middle name
      Name                        [_][_][_][_][_][_][_][_][_][_][_][_][_][_]  [_][_][_][_][_][_][_][_]
    (hereinafter referred to      last name                                         suffix (e.g., Jr.)
      as Insured 1)               [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]  [_][_][_]

2.  Current Address               ________________________________________[_][_][_][_][_]-[_][_][_][_]
                                  street & no.      city         state     zip

                                  ------------------------------------------------------- ------------
3.  Business/Employer             name
     Name & Address               ________________________________________[_][_][_][_][_]-[_][_][_][_]
                                  street & no.      city         state     zip

4.  Social Security Number        [_][_][_]-[_][_]-[_][_][_][_]  5. Date of Birth
                                                                                  --------------------
                                                                                   mo.    day     yr.

6.  [_] Male   [_] Female                                        7. Birthplace
                                                                              ------------------------
8.  Citizen of USA [_] Yes [_] No  If "No," what country? ____________ Type of Visa [_] Perm. [_] Temp.

================================================================================

9.  Proposed Insured No. 2        first name                                  middle name
      Name                        [_][_][_][_][_][_][_][_][_][_][_][_][_][_]  [_][_][_][_][_][_][_][_]
    (hereinafter referred to      last name                                       suffix (e.g., Jr.)
      as Insured 2)               [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]  [_][_][_]

10. Current Address               ________________________________________[_][_][_][_][_]-[_][_][_][_]
                                  street & no.      city         state     zip

11. Business/Employer             ------------------------------------------------------- ------------
      Name & Address              name
                                  ________________________________________[_][_][_][_][_]-[_][_][_][_]
                                  street & no.      city         state     zip

12. Social Security Number        [_][_][_]-[_][_]-[_][_][_][_]  13. Date of Birth
                                                                                  --------------------
                                                                                   mo.    day     yr.

14. [_] Male   [_] Female                                        15. Birthplace
                                                                               -----------------------
16. Citizen of USA [_] Yes [_] No  If "No," what country? ____________ Type of Visa [_] Perm. [_] Temp.

================================================================================

17. Owner (Select only one of (a) through (e).) (For all Owners, print full name(s) and relationship(s) to the Insureds.)
     (a) [_] The Insureds, jointly, or to the survivor of them.
     (b) [_] Insured No. ______, if living, otherwise Insured No. _____, if living.
     (c) [_] Joint Ownership: __________________, or to the survivor(s) of them.
     (d) [_] ___________________________ as Trustee(s), or the then-acting
             Trustee(s), under the Trust Agreement dated _________________. (Copy of signed Trust Agreement required)
     (e) [_] Other
                   -------------------------------------------------------------
                   -------------------------------------------------------------
     Unless otherwise requested in 22, if the last Owner is other than an Insured and all Owners predecease the Insureds, then the Owner shall be the estate of the last Owner to die.

18. Owner's (if other than an Insured) Soc. Sec. No. or Taxpayer ID
    No. ____________________________________________________
    (If more than one Owner, give name, address and Soc. Sec. No. of all Owners in 22.)

19. Owner's (if other than an Insured) Address

    _______________________________________________[_][_][_][_][_]-[_][_][_][_]
    street & no.          city              state        zip

20. Insured assumed to have died first in the event of simultaneous deaths
    [_] Insured 1   [_] Insured 2
================================================================================

A20GE199

APPLICATION NO.                                                           Page 2

21. Beneficiary (Select only one of (a) through (d). (For all Beneficiaries, print full name(s) and relationship(s) to the Insureds.) Payment to all Beneficiaries shall be made in one sum unless otherwise requested.

    (a) [_] Estate of Insured who dies last
    (b) [_] See Memo attached
    (c) [_] ______________________________________________ as Trustee(s), or
            the then-acting Trustee(s), under the Trust Agreement dated ____________________. (Copy of signed Trust Agreement required.)
    (d) Other _______________________________________________________________
    Unless otherwise requested in 22, payment shall be made in one sum.
    Unless otherwise requested in 22, if two or more persons are the beneficiaries in any class, payment shall be made to them equally or to the survivor(s).

    If there is no beneficiary entitled to payment when both the Insureds die and one of the Insureds was the last Owner, payment shall be made to the estate of the Owner. But if an Insured is not the Owner, payment shall be made to the Owner.

22. Remarks





================================================================================
Product Data (one of the following four sections to be completed)
================================================================================
23. [_] Survivorship Whole Life (SWL) [_]  ____________________________
================================================================================

24. Amount of Insurance (a or b)
    (a) Face Amount $_________________
    (b) Face Amount purchased by a premium of $_________________ at premium frequency elected in 58
        [_] This premium includes all riders.

25. Riders
    [_] Waiver of Premium (WP)  O Insured 1    O Insured 2
    [_] Suppl. Ins. Purch. (SWL Term) $
                                       ------------
        SIPR Payment $
                      --------------
    [_] SWL-Additional Life Insurance Rider (ALIR) $
                                                    -----------
    [_] Estate Protection Rider (EPR)
    [_]
        ----------------------------------------------------------------------

26. Dividend Option
    (If SWL Term applied for, dividends will be applied to buy Supplemental Insurance)
    [_] Paid-up Additions                 [_] Accumulate at Interest
    [_] Reduce Premiums                   [_] Cash
    [_]
        -------------------------------

27. Automatic Premium Loan    [_] Yes    [_] No

28. Loan Interest Rate (where elective)
    [_] Adjustable (Variable) [_] 8%     [_] _____%

================================================================================
29. [_] Survivorship Variable Universal Life (SVUL)  [_] _____________________
================================================================================

30. Face Amount        $
                        ------------
31. Initial Premium    $
                        ------------
32. Planned (billed) Premium $
                              ------------
33. Riders
    [_] Estate Protection Rider (EPR) $
                                       ------------
    [_]
        -------------------------------------------

34. Death Benefit Option        [_] 1    [_] 2    [_] 3    [_] _____

35. Loan Interest Rate (where elective)
    [_] Adjustable (Variable)   [_] 5%   [_] ______%

36. Election for Definition of Life Insurance
    [_] Cash Value Test         [_] Guideline Premium Test

37. For Variable Life Insurance, the Applicant acknowledges:

    . That the variable value of the policy may increase or decrease in accordance with the experience of the Separate Account(s);
    .   That there are no minimum guarantees as to the variable value;
    . That the fixed value of the policy earns interest at a rate not less than a minimum specified rate; and
    . That the death benefit may be variable or fixed under specified conditions.

A20GE199

APPLICATION NO.                                                           Page 3

================================================================================
38. [_] Blue Chip Estate Manager (BCEM)  [_]  _______________________________
================================================================================

39. Face Amount   $
                   --------------

40. Riders
    [_] Survivorship Additional Benefits Rider (SABR)        [_] Term Options Rider (TOR)
        O Unscheduled Premium                $_________          O Option 5
        O Initial modal premium amount       $_________          O Option 6
             Total number of years payable                       O Option 7 Target amount $_________
                                                                 O Option 8 Target amount $_________
             (Select if desired)
         [_] Decrease                                        [_] Split Option Rider (SOR)
             Modal Adjustment Amount         $_________
             Number of years of adjustment    _________      [_] Estate Preservation Rider (EPR)

                                                             [_] Survivorship Flexible Term Rider (SFTR)
                                                                   Initial target amount $_________
    [_] First Death Rider (SFDR)   $_________                      Increase factor        _________%
                                                                   Increase expiry age    _________

    First Death Rider Beneficiary Designation (Select one)

    [_] The surviving insured.  [_] The Executors or Administrators of the first insured to die.
    [_] ___________________________________________, its successors or assigns.
                 (Corporation Name)

        [_] If Insured No.____ is the first to die, then to ___________________________ of that Insured, or
                                                              (Name and Relationship)
            if Insured No.____ is the first to die, then to ___________________________ of that Insured.
                                                              (Name and Relationship)
        [_] If Insured No.____ is the first to die, then to ___________________________ of that Insured if he/she survives
                                                              (Name and Relationship)   the Insured, otherwise in equal
                                                                                        shares to the surviving children
                                                                                        of that Insured, or
            if Insured No.____ is the first to die, then to ___________________________ of that Insured if he/she survives
                                                              (Name and Relationship)   the Insured, otherwise in equal
                                                                                        shares to the surviving children
                                                                                        of that Insured.
        [_] Other

41. Dividend Option
    [_] Paid-up Additions          [_] Accumulate at Interest
    [_] Premium Payment            [_] Cash
    [_] _______________________

42. Automatic Premium Loan         [_] Yes    [_] No

43. Loan Interest Rate (where elective)
    [_] Adjustable (Variable)      [_] 8%     [_] ______ %

================================================================================

44. [_] Blue Chip Survivor Universal Life (BCSUL)  [_] _______________________
================================================================================

45. Face Amount      $_____________

46. Initial Premium          $_____________

47. Planned (billed) Premium $_____________

48. Riders
    [_] Estate Preservation Rider (EPR)
    [_] Policy Split Option Rider (PSO)
    [_] _______________________

49. Death Benefit Option         [_] 1      [_] 2      [_] ____

50. Loan Interest Rate (where elective)
    [_] Adjustable (Variable)    [_] 8%     [_] ______ %


A20GE199

APPLICATION NO.                                                           Page 4

================================================================================
Life Insurance Data - All Products
================================================================================

51. Policy Date (optional) __________________________

52. To Save Issue Age (optional) ___ Insured 1  ___ Insured 2

53. If the policy applied for will be used in connection with an employer-sponsored plan involving both males and females, will the policy be
    issued on a Unisex basis?  [_] Yes   [_] No

54. Life Insurance currently applied for, contemplated, or now in force on either Insured in this and all companies. (Exclude amounts shown in 56(a).) If none, check here [_]

  Insd.                                                              Currently
 1 or 2     Company Name    Face  Amount     Year(s) Issued   or    Applied For
--------------------------------------------------------------------------------
                          $                                              [_]
--------------------------------------------------------------------------------
                                                                         [_]
--------------------------------------------------------------------------------
                                                                         [_]
--------------------------------------------------------------------------------


55. Total amount of new insurance to be placed in all companies
    $____________ Insured 1         $ ____________ Insured 2

56. Replacement/Section 1035 Exchange (For each policy listed in (a), include completed replacement forms with this application.)
    (Do not complete for Term Conversions)
    (a) Will the insurance now being applied for replace or change, or is it intended to replace or change, any insurance or annuity, in whole or in part, issued by this or any other company? Insured 1 O Yes O No
        Insured 2  O Yes   O No

If "Yes," complete the following.
 Ins. 1 or 2   Company Name   Policy Number  Yr. Issued   Product   Face Amount
--------------------------------------------------------------------------------
                                                                   $
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    (b) If the policy applied for is intended to qualify for a Section 1035 exchange, the approximate value of the policy to be exchanged is $__________ and will be applied for on the new policy in the form of:
    O ALIR   O SIPR   O SABR   O Additional Premium (UL,VL)   O Initial Premium
    (If exchanging another company's policy, the policy, a completed absolute assignment form, and the other company's blank surrender form should accompany this application.)

57. Remarks

================================================================================
Payment Data
================================================================================
58. Premium Payments
        (a) Billing Type
            [_] Automatic Bank Account Withdrawal
            [_] Direct Bill
            [_] Invoice/Franchise

        (b) Frequency
            [_] Annual      [_] Quarterly
            [_] Semiannual  [_] Monthly (not with Direct Bill)
            [_]
                ------------------------------------------------------

59. Premium Payer [_] Insured 1   [_] Insured 2   [_] Owner  [_] Other ________

Mailing Address   [_] Insured 1  O Home   O Business   O Other ________________
                  [_] Insured 2  O Home   O Business           ________________
                  [_] Owner's Address                          ________________

60. Has the first premium on the insurance applied for been paid?
    [_] Yes (complete temporary life insurance receipt except on conversion/option)
    [_] No

================================================================================
Conversion and Option Data
================================================================================

61. Request is hereby made to exchange either:

    [_] (1) the option to purchase new insurance on the next Option Date available under an Insurability Rider of an existing policy; or [_] (2) existing term insurance,

for a new survivorship life insurance policy or an increase in face amount under an existing survivorship policy, as applied for.
The new Policy or insurance shall take effect as provided in the application for insurance.

The Term Insurance or Insurability Option being exchanged shall terminate when the new insurance takes effect. For an exchange of Term Insurance, an exchange allowance equal to the allowance on conversion will be calculated as of the date the new Policy takes effect. The Part 2 of the application for Term Insurance or Insurability Option being exchanged or exercised shall become a Part 2 of the application of the new Policy and a Copy of that Part 2 shall be made a part of the new Policy.

A20GE199

APPLICATION NO.                                                           Page 5

62. (a) Conversion of term insurance on
            [_] Insured 1 under policy(ies) numbered  __________________________
            [_] Insured 2 under policy(ies) numbered  __________________________

        Date of New Policy (required) _____________________

                                                               Complete Only If Not Converting All
                                                            ------------------------------------------
                                                                                    Balance to be
                                                             Amt. To Be Conv.  -----------------------
 Insd. 1 or 2   Policy Number   Type of Term   Convert All                      Terminated  Continued
------------------------------------------------------------------------------------------------------
                                              [_]Yes [_] No                         [_]         [_]
------------------------------------------------------------------------------------------------------
                                              [_]Yes [_] No                         [_]         [_]
------------------------------------------------------------------------------------------------------

        Any applied for amounts not being converted on either life and any riders which do not carry over automatically, require evidence of insurability.

    (b) If the term insurance provides that Waiver of Premium is to be included in the new policy if available, the rider will automatically be included unless otherwise requested here.: [_] Do not include Waiver of Premium

63. Guaranteed Insurability Option on
            [_] Insured 1 under policy(ies) numbered  __________________________
            [_] Insured 2 under policy(ies) numbered  __________________________

    Indicate if Regular Option Date or Substitute Option Date (and reason for Substitute Option Date) in 64.
    Any applied for amounts on either life not the result of exercising an option, and any riders which do not carry over automatically, require evidence of insurability.

64. Remarks


================================================================================
Personal Data Regarding the Insureds
================================================================================

                                                                         Insured 1         Insured 2
65. (a) Has the Insured smoked cigarettes during the past 12 months?  [_] Yes [_] No    [_] Yes [_] No

    (b) If "No," has the Insured used tobacco or nicotine in any
        other form during the past 12 months?                         [_] Yes [_] No    [_] Yes [_] No

    (c) Has the Insured used tobacco or nicotine in any form
        during the past 3 years? (If "Yes," give details in 73.)      [_] Yes [_] No    [_] Yes [_] No

================================================================================
      Complete the following only if Evidence of Insurability is required.
                          Explain "Yes" answers in 73.
================================================================================

66. What are the Occupation(s) and Exact Duties of each of the Insureds?

               Occupation(s)                      Exact Duties

Insured 1
          ----------------------------------------------------------------------
Insured 2
          ----------------------------------------------------------------------
67. Insured 1 current driver's license no. ____________________ State_________ Insured 2 current driver's license no. ____________________ State_________

                                                                                      Insured 1         Insured 2
68. Within the last 5 years has the Insured been in a motor vehicle accident, been convicted of operating a motor vehicle while under the influence of alcohol or other drugs, been convicted of a moving violation, or received a
    driver's license restriction or revocation?                                      [_] Yes [_] No    [_] Yes [_] No

69. Does the Insured now contemplate any foreign travel?                             [_] Yes [_] No    [_] Yes [_] No

70. Within the last 3 years has the Insured been, or does the Insured now expect to become, a pilot, student pilot, or crew member of any type of aircraft?
    If "Yes," complete Aviation Supplement A3310                                     [_] Yes [_] No    [_] Yes [_] No

71. Within the last 3 years has the Insured taken part in, or does the Insured now intend to take part in, underwater diving, hang gliding, para sailing, para kiting, parachuting, skydiving, mountain climbing, or organized racing by automobile, motorcycle, motorboat, or snowmobile, or any other form(s) of
    hazardous activity? If "Yes," complete Avocation Supplement A3320                [_] Yes [_] No    [_] Yes [_] No

72. Has the Insured ever been convicted of a felony?                                 [_] Yes [_] No    [_] Yes [_] No

73. Remarks

A20GE199

APPLICATION NO.                                                           Page 6

================================================================================
Agreement and Signatures
================================================================================

The persons signing below agree that:

The Application -- This is Part 1 of an application for Life Insurance. The application includes any Part 2 that may be required and any amendments and supplements to either Part. To the best of the knowledge and belief of the persons signing below, all statements in this Part 1 are complete and true and were correctly recorded. Each person signing below adopts all of the statements made in the application and agrees to be bound by them.

Company, as used in this application, refers to Massachusetts Mutual Life Insurance Company and/or MML Bay State Life Insurance Company and/or C.M. Life Insurance Company.

Liability of Company -- The insurance applied for will not take effect unless each of the applicable conditions is met:

1.  For all cases: The first premium has been paid during the lifetime of all
    --------------
    persons to be insured by the policy and the application has been approved by the Company at its Home Office/Administrative Office.

2.  For insurance purchased under a guaranteed insurability rider or agreement:
    ---------------------------------------------------------------------------
    The first premium must be paid within the time period specified in the rider or agreement. If all applicable conditions are met, the insurance purchased under such rider or agreement becomes effective according to its terms.

3.  For conversion: If all applicable conditions are met, the insurance
    ---------------
    purchased under a conversion becomes effective, and coverage being converted terminates, on the Issue Date of the policy applied for. The first premium may be reduced by any conversion allowances permitted.

4.  For insurance not provided for in 2 or 3 above: The first premium may be
    -----------------------------------------------
    paid to the agent in exchange for a Temporary Life Insurance Receipt signed by that agent. If this is done, the Company shall be liable only as set forth in that Receipt. If not, (i) the policy must be delivered to the person named as Owner therein; and (ii) at the time of payment and delivery, all statements that relate to the insurability of all persons to be insured under the policy are complete and true as though they were made at that time.

Authority of Agents -- No agent can change the terms of this application or any policy issued by the Company. No agent can waive any of the Company's rights or requirements or extend the time for any payment.

Changes and Corrections -- Any change or correction of the application will be shown on an Amendment of Application attached to the policy. Acceptance of any policy issued shall be acceptance of any change or correction of the application made by the Company. However, any correction or change of amount, classification, plan of insurance, or riders applied for in this application must be agreed to in writing.

Authorization To Obtain and Disclose Information (For Each Insured And/Or Applicant) -- I have received the Notice about the Medical Information Bureau, Inc. (MIB). I have also received the Notice about the Fair Credit Reporting Act. I understand and authorize an investigative report to be made. This report may include information about my character, general reputation, personal characteristics, and mode of living. I hereby authorize certain parties that have any records or knowledge of me and my health, to make such information available to the Company and its reinsurers. These parties include: any licensed physician, medical practitioner, hospital, clinic, other medical or medically related facility, insurance company, the MIB, or other organization. I agree that a photocopy or facsimile of this authorization may be used to obtain information.

================================================================================
      ANY POLICY ISSUED AS A RESULT OF A MATERIAL MISSTATEMENT OR OMISSION
     OF FACTS MAY BE VOIDED, AND THE COMPANY'S ONLY OBLIGATION SHALL BE TO
                             RETURN PREMIUMS PAID.
================================================================================

                                 For All Cases

 Proposed Insured 1                  Applicant Signature (if other than Insured)

---------------------------------    ------------------------------------------
 Proposed Insured 2                  Applicant: [_] Insured 1 or
                                                                 --------------
---------------------------------               [_] Insured 2      Print Name
================================================================================

                      For Conversions and Option Purchases

Owner(s) of Original Policy(ies)     Assignee(s) of Original Policy(ies)

---------------------------------    ------------------------------------------
(include company name(s) and         (include company name(s) and title(s)
   title(s) if applicable)                       if applicable)
-------------------------------------------------------------------------------

Signed at ____________________________________________ on  ____________________
            city                            state               date
================================================================================

General Agent submitting             Agent who actually solicited this
application (Agcy. No.)              application              (print name here)

-----  --------------------------    -----------------------  -----------------
================================================================================

A20GE199    Massachusetts Mutual Life Insurance Company
            and affiliated insurance companies      Springfield  MA  01111-0001

Taxpayer Identification -- The Owner of the policy applied for herein certifies, under penalties of perjury, that: (i) the number referred to in 4, 12 or 18 of this application is his/her correct Taxpayer Identification number (or he/she is waiting for a number to be issued); and (ii) he/she is not subject to backup withholding either because he/she has not been notified by the Internal Revenue Service (IRS) that he/she is subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified him/her that he/she is no longer subject to backup withholding. If the IRS has notified the Owner that he/she is subject to backup withholding and he/she has not received notice from the IRS that backup withholding has terminated, he/she should strike out the language here in (ii) that he/she is not subject to backup withholding due to notified payee underreporting.
                                                           on
------------------------------------------------------        ---------------
Signature(s) and Title (if corporate owned) of Owner(s)            Date
of New Policy